Exhibit 10.1
REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT, dated as of [        ], 2021 (this “Agreement”), is entered into by and among Array Technologies, Inc., a Delaware corporation (the “Corporation”) and the Holders listed on Schedule A hereto (“Holders”).
RECITALS
WHEREAS, this Agreement is made in connection with the closing of the transactions contemplated by that certain Purchase Agreement dated as of November 9, 2021, by and among the Corporation, Amixa Capital, S.L. and Aurica Trackers, S.L. (the “Purchase Agreement”); and
WHEREAS, the Corporation has agreed to provide the registration rights set forth in this Agreement for the benefit of the Holders pursuant to the Purchase Agreement.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
Article I

DEFINITIONS
Section I.01Definitions. As used in this Agreement, the following terms have the meanings in this Section 1.01:
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Person in question. As used herein, the term “control” (including, with correlative meanings, “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise.
“Agreement” has the meaning set forth in the introductory paragraph of this Agreement.
“Automatic Shelf Registration Statement” means an “Automatic Shelf Registration Statement,” as defined in Rule 405 under the Securities Act.
“Business Day” means any day other than a Saturday, Sunday, any federal legal holiday, or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Commission” means the United States Securities and Exchange Commission.
“Common Stock” means the Corporation’s shares of common stock, par value $0.001 per share.
“Corporation” has the meaning set forth in the Recitals of this Agreement.

“Effective Date” means the date of effectiveness of the Registration Statement.
“Effectiveness Period” has the meaning set forth in Section 2.01(a)(ii).
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
“Holder” has the meaning set forth in the Recitals of this Agreement.
“Losses” has the meaning set forth in Section 2.06(a).
“National Securities Exchange” means an exchange registered with the Commission under Section 6(a) of the Exchange Act (or any successor to such Section) and any other securities exchange (whether or not registered with the Commission under Section 6(a) (or successor to such Section) of the Exchange Act) that the Corporation shall designate as a National Securities Exchange for purposes of this Agreement.
“Person” means any individual, corporation, company, voluntary association, joint venture, trust, limited liability company, unincorporated organization, government (or any agency, instrumentality or political subdivision thereof), or any other form of entity.
“Purchase Agreement” has the meaning set forth in the Recitals of this Agreement.
“Registrable Securities” means, at any time, the Common Stock issued pursuant to the Purchase Agreement, including any securities issued or issuable with respect to the Company Stock by way of conversion, split, recapitalization, reclassification or similar transaction; provided, however, that Registrable Securities shall cease to be Registrable Securities when (i) they have been distributed to the public pursuant to an offering registered under the Securities Act, (ii) they have been distributed, or may legally be distributed in one transaction, to the public pursuant to Rule 144 (or any successor provision) under the Securities Act or (iii) they have been transferred or sold to any Person to whom the rights under this Agreement are not assigned in accordance with this Agreement.
“Registration” means a registration pursuant to the Registration Statement.
“Registration Expenses” means (other than Selling Expenses) all expenses incurred by the Corporation incident to the Corporation’s performance of its obligations under Section 2.01 and Section 2.02 hereof, including all registration, filing, securities exchange listing and National Securities Exchange fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating, and printing expenses, and the fees and disbursements of counsel for the Corporation and independent public accountants for the Corporation, including the expenses of “comfort” letters or any special audits required by or incident to such performance and compliance.
“Registration Statement” means the registration statement filed with the Commission by the Corporation registering Registrable Securities pursuant to the terms of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
“Selling Expenses” means the underwriting fees, discounts and commissions, placement fees of underwriters, broker commissions and any transfer taxes, in each case, applicable to all Registrable Securities registered by the Holders and the fees and expenses of counsel engaged by any Holder (other than expenses for counsel that are the Corporation’s expense under the definition of Registration Expenses).
“Selling Holder” means a Holder who is selling Registrable Securities pursuant to the Registration Statement.
“Selling Holder Indemnified Persons” has the meaning set forth in Section 2.06(a).
“Trading Day” means a day on which the principal National Securities Exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if such Common Stock is not listed or admitted to trading on any National Securities Exchange, a day on which banking institutions in New York City generally are open.
“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act (or any successor rule then in effect) and which (i) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (ii) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act.
Article II

REGISTRATION RIGHTS
Section II.01Shelf Registration.
(a)Shelf Registration Statement
(i)The Corporation shall (A) if it is a Well-Known Seasoned Issuer, prepare and file an Automatic Shelf Registration Statement on or as soon as reasonably practicable (but no more than two business days) following the expiration of the Lock-Up Period (as defined herein) with respect to any Registrable Securities, or (B) if it is not a Well-Known Seasoned Issuer, prepare and file a Registration Statement on or before the 45th day following the date of this Agreement, and shall use its commercially reasonable efforts to make such Registration Statement effective as soon as reasonably practicable thereafter, and in any event no later than the date that is three months after the date hereof. In no event may the resales by the Selling Holders take the form of an underwritten offering of Registrable Securities without the prior written agreement of the Corporation.

(ii)If a Registration Statement is required to be filed pursuant to Section 2.01(a)(i), the Corporation will use its commercially reasonable efforts to cause the Registration Statement filed pursuant to Section 2.01(a)(i) to be continuously effective under the Securities Act, with respect to any Holder, until the the date on which there are no longer any Registrable Securities outstanding (the “Effectiveness Period”). The Registration Statement when declared effective (including the documents incorporated therein by reference) shall comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (and, in the case of any prospectus contained in such Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that the Registration Statement becomes effective, the Corporation shall provide the Holders with written notice of the effectiveness of the Registration Statement.
(b)Delay Rights. Notwithstanding anything to the contrary contained herein, the Corporation may, upon written notice to any Selling Holder whose Registrable Securities are included in the Registration Statement, suspend such Selling Holder’s use of any prospectus that is a part of such Registration Statement (in which event the Selling Holder shall suspend sales of the Registrable Securities pursuant to such Registration Statement) if (i) the Corporation is pursuing an acquisition, merger, reorganization, disposition, or other similar transaction and the Corporation determines in good faith that the Corporation’s ability to pursue or consummate such a transaction would be materially and adversely affected by any required disclosure of such transaction in such Registration Statement, (ii) the Corporation determines it must amend or supplement the Registration Statement or the related prospectus so that such Registration Statement or prospectus does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading, (iii) the Corporation would be required to disclose material information or the Corporation has experienced some other material non-public event, in each case the disclosure of which at such time, in the good faith determination of the Corporation, would materially and adversely affect the Corporation; provided, however, that in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to such Registration Statement for a period that exceeds an aggregate of sixty (60) days in any 180-day period or ninety (90) days in any 365-day period. The Corporation shall use its reasonable best efforts to limit any delay pursuant to the foregoing to as short a period as is practicable, and upon disclosure of such information or the termination of the condition described above, the Corporation shall provide prompt notice to the Selling Holders whose Registrable Securities are included in such Registration Statement, shall promptly terminate any suspension of the use of any prospectus that is a part of such Registration Statement it has put into effect, and shall take such other actions necessary or appropriate to permit registered sales of Registrable Securities as contemplated in this Agreement.

Section II.02Further Obligations. In connection with its obligations under this Article II, the Corporation will:
(a)promptly prepare and file with the Commission the Registration Statement and such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement;
(b)furnish to each Selling Holder (i) as soon as reasonably practicable before filing the Registration Statement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each Selling Holder the opportunity to object to and comment on any information pertaining to such Selling Holder and the plan of distribution that is contained therein and make the corrections reasonably requested with respect to such information prior to filing such Registration Statement and the prospectus included therein or any supplement or amendment thereto, and (ii) such number of copies of such Registration Statement and the prospectus included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the resale or other disposition of the Registrable Securities covered by such Registration Statement;
(c)if applicable, use its commercially reasonable efforts to promptly register or qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request; provided, however, that the Corporation will not be required to qualify generally to transact business in any jurisdiction in which it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction in which it is not then so subject;
(d)promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any such Selling Holder under the Securities Act, of (i) the filing of the Registration Statement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to such Registration Statement or any prospectus or prospectus supplement thereto;
(e)promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any such Selling Holder under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which a statement is made); (ii) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; or (iii) the receipt by the Corporation of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Corporation agrees to, as promptly as practicable, amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is reasonably necessary to remove a stop order, suspension, threat thereof, or proceedings related thereto;
(f)upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;
(g)otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission;
(h)use its commercially reasonable efforts to cause all Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Corporation are then listed;
(i)use its commercially reasonable efforts to cause Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the Selling Holders to consummate the disposition of such Registrable Securities;
(j)provide a transfer agent and registrar for all Registrable Securities covered by the Registration Statement not later than the Effective Date of such Registration Statement;
(k)if reasonably requested by any Selling Holder, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(l)if reasonably required by the Corporation’s transfer agent, the Corporation shall promptly deliver any authorizations, certificates, and directions required by the transfer agent, including the release of any stop transfer orders, to authorize and direct the transfer agent to transfer Registrable Securities without legend upon sale by the Holder of such Registrable Securities under the Registration Statement.
Each Selling Holder, upon receipt of notice from the Corporation of the happening of any event of the kind described in Section 2.02(e), shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.02(e) or until it is advised in writing by the Corporation that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Corporation, such Selling Holder will deliver to the Corporation (at the Corporation’s expense) all copies in its possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
Section II.03Cooperation by Holders. The Corporation shall have no obligation to include Registrable Securities of a Holder in the Registration Statement if such Holder has failed to timely furnish such information that the Corporation reasonably determines, after consultation with its counsel, is required in order for the Registration Statement or prospectus supplement, as applicable, to comply with the Securities Act.
Section II.04Lock-Up Period. Each Holder agrees that, during the period beginning on the date of this Agreement and ending 180 days thereafter (the “Lock-Up Period”), such Holder will not offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of the Registrable Securities issued to such Holder pursuant to the Purchase Agreement; provided, however, that the Lock-Up (as defined below) shall expire in respect of 20% of the Holder’s Registrable Securities if for ten consecutive trading days beginning on the date that is three months after the date of this Agreement and prior to the expiration of the Lock-Up Period, the closing price of the Corporation’s Common Stock exceeds by 20% or more the price of the Corporation’s Common Stock at the date of this Agreement (“Lock-Up”); provided further, that nothing herein shall prohibit or otherwise prevent or restrict any transfer during the Lock-Up Period from one Holder to another Holder or from any Holder to one or more of its Affiliates.
Section II.05Expenses.
All Registration Expenses shall be borne by the Corporation. In addition, for the avoidance of doubt, the Corporation shall pay its internal expenses in connection with the performance of or compliance with this Agreement (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which they are to be listed. All Selling Expenses relating to Registrable Securities registered shall be borne by the Holders of such Registrable Securities.
Section II.06Indemnification

(a)By the Corporation. In the event of the Registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Corporation will indemnify and hold harmless each Selling Holder thereunder and each Person who participates as an underwriter in the offering or sale of Registrable Securities (if customarily required), and their respective directors, officers, managers, partners, employees and agents and each Person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act and the Exchange Act, and its directors, officers, managers, partners, employees or agents (collectively, the “Selling Holder Indemnified Persons”), against any losses, claims, damages, expenses, or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder Indemnified Person may become subject under the Securities Act, the Exchange Act, or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in (which, for the avoidance of doubt, includes documents incorporated by reference in) the Registration Statement, any preliminary prospectus, prospectus supplement, or final prospectus contained therein, or any amendment or supplement thereof, or any free writing prospectus relating thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or (iii) any violation by the Corporation of any federal, state or common law rule or regulation applicable to the Corporation and relating to action or inaction by the Corporation in connection with any such Registration of Registrable Securities, and in each case will reimburse each such Selling Holder Indemnified Person for any reasonable, documented legal or other expenses incurred by such Selling Holder Indemnified Person in connection with investigating, defending, or resolving any such Loss or actions or proceedings; provided, however, that the Corporation will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished to it by such Selling Holder Indemnified Person in writing specifically for use in the Registration Statement or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder Indemnified Person, and shall survive the transfer of such securities by such Selling Holder.
(b)By Each Selling Holder. Each Selling Holder severally and not jointly agrees to indemnify and hold harmless the Corporation and its directors, officers, employees, and agents and each Person who, directly or indirectly, controls the Corporation within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Corporation to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Registration Statement, any preliminary prospectus, prospectus supplement, or final prospectus contained therein, or any amendment or supplement thereto or any free writing prospectus relating thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds received by such Selling Holders from the sale of the Registrable Securities giving rise to such indemnification.
(c)Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission to so notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party other than under this Section 2.06(c), except to the extent that the indemnifying party is materially prejudiced by such failure. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.06 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably satisfactory to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnifying party shall settle any action brought against any indemnified party with respect to which such indemnified party may be entitled to indemnification hereunder without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, includes a complete and unconditional release from liability of, and does not contain any admission of wrongdoing by, the indemnified party.
(d)Contribution. If the indemnification provided for in this Section 2.06 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold such indemnified party harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that the liability of each Selling Holder shall not be greater than the maximum amount for which such Selling Holder could have been liable under the proviso contained in Section 2.06(b). The relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating, defending, or resolving any Loss that is the subject of this paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.
(e)Other Indemnification. The provisions of this Section 2.06 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract, or otherwise and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and the payment for any Registrable Securities sold by any Holder.
Section II.07No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.
Section II.08Exchange Act Compliance. If the Corporation is subject to the requirements of Section 13 or 15(d) of the Exchange Act, then the Corporation shall timely file all reports required to be filed by it under the Exchange Act and it will take such further action as any Holder may reasonably request so as to enable each such Holder to sell the shares of Common Stock of the Corporation that it holds without registration under the Securities Act pursuant to Rule 144 under the Securities Act, as such rule may be in effect from time-to-time, or any similar or successor rule or regulation hereafter promulgated by the SEC.
Article III

MISCELLANEOUS
Section III.01Communications. All notices and other communications provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, telecopy or facsimile, air courier guaranteeing overnight delivery, personal delivery, or (in the case of any notice or communication given by the Corporation to the Holders) email to the following addresses:
(a)If to the Holders, to the addresses set forth on Schedule A.
(b)If to the Corporation:

Array Technologies, Inc.
3901 Midway Place NE
Albuquerque, New Mexico 87109
Attn: Tyson Hottinger
Christopher J. Fox
Facsimile: with a copy to:
Kirkland & Ellis LLP
609 Main St., Suite 4700
Houston, Texas 77002
Attn: Rhett Van Syoc, P.C.,
Michael Kim, P.C.
Michael W. Rigdon
Facsimile: (713) 836-3601
or to such other address as the Corporation or the Holders may designate to each other in writing from time to time. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified or registered mail, return receipt requested, or regular mail, if mailed; upon actual receipt of the facsimile or email copy, if sent via facsimile or email; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.
Section III.02Binding Effect. This Agreement shall be binding upon the Corporation, the Holders, and their respective successors and permitted assigns, including subsequent Holders of Registrable Securities to the extent permitted herein. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.
Section III.03Assignment of Rights. The Holders may not assign or transfer this Agreement or any of the rights, benefits, or obligations hereunder without the prior written consent of the Corporation; provided that if any Holder transfers any or all of its Registrable Securities to another Holder or to an Affiliate (each, a “Transferee”), then the transferring Holder may assign its rights, benefits, or obligations hereunder with respect to such transferred Registrable Securities to the applicable Transferee without the prior written consent of the Corporation.
Section III.04Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to seek an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.

Section III.05Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.
Section III.06Governing Law, Submission to Jurisdiction. The corporate law of the State of Delaware will govern all issues and questions concerning the relative rights of the Corporation and its equityholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.
Section III.07Waiver of Jury Trial. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.
Section III.08Entire Agreement. This Agreement is intended by the parties as the final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein, with respect to the rights granted by the Corporation, the Holders, or any of their respective Affiliates set forth herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
Section III.09Amendment. This Agreement may be amended only by means of a written amendment signed by the Corporation and each Holder that has Registrable Securities then outstanding. Any amendment, supplement, or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which such amendment, supplement, modification, waiver, or consent has been made or given.
Section III.10No Presumption. This Agreement has been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter.
Section III.11Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees, and acknowledges that, other than as set forth herein, no Person other than the Holders, their respective permitted assignees, and the Corporation shall have any obligation hereunder and that, notwithstanding that one or more of such Persons may be a corporation or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith shall be had against any former, current, or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, or

Affiliate of any of such Persons or their respective permitted assignees, or any former, current, or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on, or otherwise be incurred by any former, current, or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, or Affiliate of any of such Persons or any of their respective assignees, or any former, current, or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, or Affiliate of any of the foregoing, as such, for any obligations of such Persons or their respective permitted assignees under this Agreement or any documents or instruments delivered in connection herewith or for any claim based on, in respect of or by reason of such obligation or its creation, except, in each case, for any assignee of the Holders or any other Holder hereunder.
Section III.12Interpretation. Article, Section, and Schedule references in this Agreement are references to the corresponding Article, Section, or Schedule to this Agreement, unless otherwise specified. All Schedules to this Agreement are hereby incorporated and made a part hereof as if set forth in full herein and are an integral part of this Agreement. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented, or otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. Whenever the Corporation has an obligation under this Agreement, the expense of complying with that obligation shall be an expense of the Corporation, unless otherwise specified. Any reference in this Agreement to “$” shall mean U.S. dollars. Whenever any determination, consent, or approval is to be made or given by the Holders or any other Holder, such action shall be in such Person’s sole discretion, unless otherwise specified in this Agreement. If any provision in this Agreement is held to be illegal, invalid, not binding, or unenforceable, (a) such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, not binding, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions shall remain in full force and effect, and (b) the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. When calculating the period of time before which, within which, or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day. The words such as “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The provision of a Table of Contents, the division of this Agreement into Articles, Sections, and other subdivisions, and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement.
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IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

                        ARRAY TECHNOLOGIES, INC.

By: ____________________________
Name:
Title:

[Signature Page to Registration Rights Agreement]

                        HOLDERS:

                        Amixa Capital, S.L.

                        By: ____________________________
                         Name:
                         Title:

                        Aurica Trackers, S.L.

                        By: ____________________________
                         Name:
                         Title:

                        Javier Reclusa Etayo

                        By: ____________________________

[Signature Page to Registration Rights Agreement]

SCHEDULE A

Holder Name and Contact Information; Address for Notices to Holders